SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                       February 7, 1996 (February 6, 1996)
                      --------------------------------------
                Date of Report (Date of earliest event reported)


                                  PEPSICO, INC.
                     ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                         ---------------------------------
                 (State or other jurisdiction of incorporation)


              1-1183                                      13-1584302
       (Commission File Number)               (IRS Employer Identification No.)



                700 Anderson Hill Road, Purchase, New York, 10577
                    -------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code: (914) 253-2000

Item 5.   Other Events

         The information contained in Exhibit 20 hereto is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

         (c)      Exhibits

                  20    Press release dated February 6, 1996 from PepsiCo, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 1996                           PepsiCo, Inc.


                                                  By: /s/ LAWRENCE F. DICKIE
                                                      ------------------------
                                                      Lawrence F. Dickie
                                                      Vice President,
                                                      Associate General Counsel
                                                      and Assistant Secretary